SECURITY AGREEMENT

         THIS SECURITY AGREEMENT (this "Agreement") dated as of April ___, 2005, is among RCG Companies Incorporated, a Delaware corporation (together with its successors and assigns, "Debtor"), and [Amadeus Americas, Inc. f/k/a Amadeus NMC Holding, Inc., a Delaware corporation] [Terra Networks Asociadas, S.L., a company organized and existing under the laws of the Kingdom of Spain] [Avanti Management, Inc., a Pennsylvania corporation] [Libra Securities, LLC, a Delaware limited liability company] ("Secured Party").

                              W I T N E S S E T H:
                              - - - - - - - - - -

         WHEREAS, this Agreement is made pursuant to the Agreement and Plan of Merger, dated February 10, 2005, by and among OneTravel, Inc., a Texas corporation, the Debtor, Amadeus Americas, Inc. f/k/a Amadeus NMC Holding, Inc., a Delaware corporation ("Amadeus"), Terra Networks Asociadas, S.L., a company organized and existing under the laws of the Kingdom of Spain ("Terra"), Avanti Management, Inc., a Pennsylvania corporation ("Avanti"), and OT Acquisition Corporation, a Texas corporation (the "Merger Agreement");


         WHEREAS, Debtor has entered into a Convertible Promissory Note dated as of the date hereof with the Secured Party (the "Promissory Note"); and

         WHEREAS, all of Debtor's obligations, liabilities and indebtedness under the Promissory Note are to be secured pursuant to this Agreement;

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the parties hereto agree as follows:

         1. Definitions. The following terms have the following meanings (such definitions to be applicable to both the singular and plural forms of such terms):

         Arrangement means (i) any written lease, agreement, contract, commitment or license or (ii) any enforceable understanding or enforceable oral lease, agreement, contract, commitment or license; by which Debtor (a) has or may acquire any rights, (b) has or may become subject to any obligation or liability, or (c) any of the assets owned or used by it is or may become bound.

         Collateral means all of the assets of the Debtor, wherever located, now owned or in the future existing or acquired by Debtor, and all proceeds and products thereof, and any substitutes or replacements therefore, including but not limited to the following items and types of property of the Debtor:

                  (a) All personal property and fixture property of every kind and nature including, without limitation, all accounts, chattel paper (whether tangible or electronic), goods (including inventory, equipment, and any accessions thereto), software, instruments, investment property, documents, deposit accounts, money, commercial tort claims, letters of credit or letter-of-credit rights, supporting obligations, tax refunds, and general intangibles (including payment intangibles);

                  (b) All rights, titles, and interests of Debtor in and to all outstanding stock, equity, or other investment securities owned by Debtor, including, without limitation, all capital stock of any subsidiary of the Debtor;

                  (c) All rights,  titles, and interests of Debtor in and to all promissory notes and other instruments payable to Debtor, including, without limitation, all inter-company notes from subsidiaries ("Collateral Notes") and all rights, titles, interests, and liens and encumbrances Debtor may have, be, or become entitled to under all present and future loan agreements, security agreements, pledge agreements, deeds of trust, mortgages, guarantees, or other documents assuring or securing payment of or otherwise evidencing the Collateral Notes;

                  (d) The  Partnership  Interests  (as  defined  below)  and all rights of Debtor with respect thereto, including, without limitation, all of Debtor's distribution rights, income rights, liquidation interest, accounts, contract rights, general intangibles, notes, instruments, drafts, and documents relating to the Partnership Interests;

                  (e) (i) All copyrights (whether statutory or common law, registered or unregistered), works protectable by copyright, copyright registrations, copyright licenses, and copyright applications of Debtor, including, without limitation, all of Debtor's right, title, and interest in and to all copyrights registered in the United States Copyright Office or anywhere else in the world; (ii) all renewals, extensions, and modifications thereof; (iii) all income, licenses, royalties, damages, profits, and payments relating to or payable under any of the foregoing; (iv) the right to sue for past, present, or future infringements of any of the foregoing; and (v) all other rights and benefits relating to any of the foregoing throughout the world; in each case, whether now owned or hereafter acquired by Debtor ("Copyrights");

                  (f) (i) All patents, patent applications, patent licenses, and patentable inventions of Debtor, including, without limitation, registrations, recordings, and applications thereof in the United States Patent and Trademark Office or in any similar office or agency of the United States, any state thereof or any other country or any political subdivision thereof, and all of the inventions and improvements described and claimed therein; (ii) all continuations, divisions, renewals, extensions, modifications, substitutions, reexaminations, continuations-in-part, or reissues of any of the foregoing; (iii) all income, royalties, profits, damages, awards, and payments relating to or payable under any of the foregoing; (iv) the right to sue for past, present, and future infringements of any of the foregoing; and (v) all other rights and benefits relating to any of the foregoing throughout the world; in each case, whether now owned or hereafter acquired by Debtor ("Patents");

                  (g) (i)  All  trademarks,  trademark  licenses,  trade  names, corporate names, company names, business names, fictitious business names, trade styles, service marks, certification marks, collective marks, logos, other business identifiers, all registrations, recordings, and applications thereof, including, without limitation, registrations, recordings, and applications in the United States Patent and Trademark Office or in any similar office or agency of the United States, any state thereof or any other country or any political subdivision thereof; (ii) all reissues, extensions, and renewals thereof; (iii) all income, royalties, damages, and payments now or hereafter relating to or payable under any of the foregoing, including, without limitation, damages or payments for past or future infringements of any of the foregoing; (iv) the right to sue for past, present, and future infringements of any of the foregoing; (v) all rights corresponding to any of the foregoing throughout the world; and
         (vi) all goodwill associated with and symbolized by any of the foregoing, in each case, whether now owned or hereafter acquired by Debtor ("Trademarks");

                  (h) All of Debtor's computer software, programs and databases (including, without limitation, source code, object code and all related applications and data files), firmware and documentation and materials relating thereto, together with any and all maintenance rights, service rights, programming rights, hosting rights, test rights, improvement rights, renewal rights and indemnification rights and any substitutions, replacements, improvements, error corrections, updates and new versions of any of the foregoing;

                  (i) All of Debtor's  rights,  titles,  and  interests in other proprietary rights not included in the Copyrights, Patents and Trademarks, whether now owned or hereafter acquired by Debtor, including without limitation: (i) any knowledge or information that is material to Debtor's business and that enables Debtor to operate its business with the accuracy, efficiency, or precision necessary for commercial success, or otherwise affords Debtor a commercial advantage for the possession or knowledge thereof; (ii) any new and useful process, machine, manufacture, or composition of matter, or any new and useful improvement thereof that is material to the operation of Debtor's business and developed by Debtor, its employees, or agents, which could potentially be eligible for protection as Patent(s), but whether or not currently the subject of Patent(s); and (iii) all information or other items recognized as "trade secrets" under state or federal law and all comparable rights recognized in foreign jurisdictions or conventions or by treaty;

                  (j) (i) All of debtor's rights, titles, and interests in, to, and under the Arrangements, including, without limitation, all rights of Debtor to receive moneys due and to become due under or pursuant to the Arrangements, (ii) all rights of Debtor to receive proceeds of any insurance, indemnity, warranty, or guaranty with respect to the Arrangements, (iii) all claims of Debtor for damages arising out of or for breach of or default under the Arrangements, and (iv) all rights of Debtor to compel performance and otherwise exercise all rights and remedies under the Arrangements;

                  (k)  All  present  and  future  automobiles,   trucks,   truck
         tractors, trailers, semi-trailers, or other motor vehicles or rolling stock, now owned or hereafter acquired by such Debtor;

                  (l) Any and all material deposit accounts, bank accounts, investment accounts, or securities accounts, now owned or hereafter acquired or opened by Debtor and any account which is a replacement or substitute for any of such accounts, together with all monies, instruments, certificates, checks, drafts, wire transfer receipts, and other property deposited therein and all balances therein;

                  (m) All present and future distributions, income, increases, profits, combinations, reclassifications, improvements, and products of, accessions, attachments, and other additions to, tools, parts, and equipment used in connection with, and substitutes and replacements for, all or part of the Collateral described above;

                  (n) All present and future accounts, contract rights, general intangibles, chattel paper, documents, instruments, cash and noncash proceeds, and other rights arising from or by virtue of, or from the voluntary or involuntary sale or other disposition of, or collections with respect to, or insurance proceeds payable with respect to, or proceeds payable by virtue of warranty or other claims against the manufacturer of, or claims against any other Person with respect to, all or any part of the Collateral heretofore described in this clause or otherwise; and

                  (o) All present and future security for the payment to any company of any of the Collateral described above and goods which gave or will give rise to any such Collateral or are evidenced, identified, or represented therein or thereby.

         Event of Default means the occurrence of any Event of Default as defined in the Promissory Note.

         Jurisdiction of Organization means the jurisdiction under whose law Debtor is organized on the date hereof.

         Obligations means the obligations of the Debtor under the Promissory Note.

         Partnerships shall mean (a) any partnership, joint venture, or limited liability company in which Debtor shall, at any time, become a limited or general partner, venturer, or member, or (b) any partnership, joint venture, or corporation formed as a result of the restructure, reorganization, or amendment of the Partnerships.

         Partnership Agreements shall mean partnership agreements, joint venture agreements, or organizational agreements for any of the Partnerships (together with any modifications, amendments or restatements thereof), and "Partnership Agreement" means any one of the Partnership Agreements.

         Partnership Interests shall mean all of Debtor's right, title and interest now or hereafter accruing under the Partnership Agreements with respect to all distributions, allocations, proceeds, fees, preferences, payments, or other benefits, which Debtor now is or may hereafter become entitled to receive with respect to such interests in the Partnerships and with respect to the repayment of all loans now or hereafter made by Debtor to the Partnerships.

         Permitted Liens means (a) liens for taxes, assessments, governmental charges or levies or mechanics' and other statutory liens which are not material in amount relative to the property affected and which are not yet delinquent or can be paid without penalty or are being contested in good faith by appropriate proceedings in respect thereof; (b) imperfections of title which are not substantial in amount relative to the property affected and which do not materially interfere with the present use of the property subject thereto or affected thereby; and (c) liens arising from travel agency regulations relating to customer funds.

         Records means information which is inscribed on a tangible medium or which is stored in an electronic or other medium and is retrievable in perceivable form.

         UCC means the Uniform Commercial Code as in effect in the Jurisdiction of Organization from time to time; provided that, as used in Section 9 hereof, "UCC" shall mean the Uniform Commercial Code as in effect from time to time in any applicable jurisdiction.

         2. Grant of Security Interest. As security for the prompt and complete payment, performance and observance when due (whether at stated maturity, by acceleration or otherwise) of all of the Obligations, Debtor hereby assigns to Secured Party and grants to Secured Party a continuing security interest in and to (and a setoff right against) the Collateral.

         3. Warranties. Debtor warrants that: (i) no financing statements, other than any which may have been filed on behalf of Secured Party or as disclosed on
Schedule 3 attached hereto, covering any of the Collateral is on file in any public office; (ii) Debtor is the lawful owner of all Collateral free of all liens and claims other than the security interests hereunder, liens with respect to the financing statements disclosed on Schedule 3 attached hereto, and Permitted Liens, with full power and authority to execute this Agreement and perform Debtor's obligations hereunder, and to subject the Collateral to the security interest hereunder; (iii) this Agreement is a legal, valid and binding obligation of Debtor, enforceable in accordance with its terms, except that the enforceability of this Agreement may be limited by bankruptcy, insolvency, fraudulent conveyance, fraudulent transfer, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law); (iv) Debtor's Jurisdiction of Organization is Delaware, Debtor's chief executive office and principal place of business is located in Charlotte, North Carolina, Debtor's tax identification number and organizational identification number are correctly set forth on the financing statement listing Secured Party as "Secured Party," and Debtor maintains a place of business in the following locations: Atlanta, Georgia and ________.

         4. Collections, etc. Until such time during the occurrence a continuance of an Event of Default as the Secured Parties shall notify Debtor of the revocation of such power and authority, Debtor (a) will, at its own expense, endeavor to collect, as and when due, all amounts due under any of the Collateral as Debtor may deem advisable, and (b) may grant, in the ordinary course of business, to any party obligated on any Collateral, any rebate, refund or allowance to which such party may be lawfully entitled, and may accept, in connection therewith, the return of Goods, the sale or lease of which shall have given rise to such Collateral. The Secured Party, however, may, at any time that an Event of Default exists, whether before or after any revocation of such power and authority or the maturity of any of the Obligations, notify any parties obligated on any of the Collateral to make payment to the Secured Party of any amounts due or to become due thereunder and enforce collection of any of the Collateral by suit or otherwise and surrender, release or exchange all or any part thereof, or compromise or extend or renew for any period (whether or not longer than the original period) any indebtedness thereunder or evidenced thereby. Upon the request of the Secured Party during the occurrence and continuance of an Event of Default, Debtor will, at its own expense, notify any or all parties obligated on any of the Collateral to make payment to the Secured Party of any amounts due or to become due thereunder.

         Upon request by the Secured Party during the occurrence and continuance of an Event of Default, Debtor will forthwith, upon receipt, transmit and deliver to the Secured Party, in the form received, all cash, checks, drafts and other instruments or writings for the payment of money (properly endorsed, where required, so that such items may be collected by the Secured Party) which may be received by Debtor at any time in full or partial payment or otherwise as proceeds of any of the Collateral. Except as the Secured Party may otherwise consent in writing, any such items which may be so received by Debtor after receipt of the Secured Party's request pursuant to the preceding sentence, will not be commingled with any other of its funds or property, but will be held separate and apart from its own funds or property and upon express trust for the Secured Party until delivery is made to the Secured Party. Debtor will comply with the terms and conditions of any consent given by the Secured Party pursuant to the foregoing sentence.

         The Secured Party (or any designee of the Secured Party) is authorized to endorse, in the name of the Debtor, any item, howsoever received by the Secured Party, representing any payment on or other proceeds of any of the Collateral; provided Secured Party shall only be entitled to exercise such authorization upon the occurrence and during the continuance of an Event of Default.

         5. Certificates, Schedules and Reports. Debtor will from time to time, as the Secured Party may reasonably request, deliver to the Secured Party such schedules, certificates and reports respecting all or any of the Collateral at the time subject to the security interest hereunder. Any such schedule, certificate or report shall be executed by a duly authorized officer of Debtor and shall be in such form and detail as the Secured Party may specify. Debtor shall immediately notify the Secured Party of the occurrence of any event causing any loss or depreciation in the value of any Collateral which is material to Debtor taken as a whole, and such notice shall specify the amount of such loss or depreciation.

         6. Agreements of Debtor. Debtor (a) will deliver such financing statements (and hereby authorizes Secured Party to file any financing statement as Secured Party deems necessary to perfect its security interest in the Collateral) and, upon request of the Secured Party, other documents (and pay the cost of filing or recording the same in all public offices reasonably deemed appropriate by the Secured Party) and do such other acts and things all as the Secured Party may from time to time request to establish and maintain a valid security interest in the Collateral to secure the payment of the Obligations;
(b) will keep its Records concerning the Collateral in such a manner as will enable the Secured Party or its designees to determine at any time the status of the Collateral; (c) will furnish to the Secured Party such information concerning Debtor and the Collateral as the Secured Party may from time to time reasonably request; (d) will permit the Secured Party and their designees, from time to time, on reasonable notice and at reasonable times and intervals during normal business hours to inspect Debtor's Collateral, and to inspect and audit all Records and other papers in the possession of Debtor pertaining to the Collateral, and will, upon request of the Secured Party during the existence of a Default, deliver to the Secured Party all of such Records and papers; (e) will promptly pay when due all material license fees, registration fees, taxes, assessments and other charges which may be levied upon or assessed against the ownership, operation, possession, maintenance or use of its Collateral; (f) will take all steps reasonably necessary to protect, preserve and maintain all of its rights in the Collateral; (g) will keep all of the tangible Collateral in the United States of America; (h) will reimburse the Secured Party for all expenses, including reasonable attorney's fees and charges, incurred by the Secured Party in seeking to collect or enforce any rights in respect of Debtor's Collateral; and (i) will not change its Jurisdiction of Organization from that which is in effect on the date hereof without ten (10) days' prior written notice to Secured Party.

         7. Events of Default. Whenever an Event of Default exists, the Secured Party may exercise from time to time any right or remedy available to it under applicable law (provided nothing herein shall limit Secured Party's ability to exercise any right it may otherwise have under the Promissory Note due to the existence of an Event of Default). Debtor agrees, in case of an Event of Default, to assemble, at its expense, all its Collateral at a convenient place or places acceptable to the Secured Party. Any notification of intended disposition of any of the Collateral required by law shall be deemed reasonably and properly given if given at least ten (10) days before such disposition. Any proceeds of any disposition by the Secured Party of any of the Collateral may be applied by the Secured Party to payment of expenses in connection with the Collateral, including reasonable attorney's fees and charges, and any balance of such proceeds may be applied by the Secured Party toward the payment of such of the Obligations, and in such order of application, as the Secured Party may from time to time elect.

         Notwithstanding the foregoing, the rights and remedies of Secured Party upon an Event of Default are governed by that certain Intercreditor Agreement, dated of even date herewith, executed by Amadeus, Terra, Avanti, and Libra Securities, LLC, a Delaware limited liability company.

         8. Additional Agreements of Debtor; Authorization of Secured Party.

         (a) Debtor hereby irrevocably appoints Secured Party as its attorney-in-fact and proxy, with full authority in the place and stead of Debtor and in the name of Debtor or otherwise, from time to time in such Secured Party's discretion, to take any action and to execute any instrument which such Secured Party may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation, (i) to ask, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any Collateral, (ii) to receive, endorse, and collect any drafts or other instruments, documents and chattel paper in connection with clause (i) above, (iii) to file any claims or take any action or institute any proceedings which such Secured Party may deem necessary or desirable for the collection of any Collateral or otherwise to enforce the rights of such Secured Party with respect to any Collateral, and (iv) to execute assignments, licenses and other documents to enforce the rights of such Secured Party with respect to any Collateral; provided that such Secured Party agrees not to act as attorney-in-fact and proxy of the Debtor unless an Event of Default is then in existence. This power is coupled with an interest and is irrevocable until all of the Obligations are indefeasibly paid in full.

         (b) If Debtor fails to perform any agreement contained herein, the Secured Party may perform, or cause performance of, such agreement or obligation, in the name of Debtor or the Secured Party, and the expenses of the Secured Party incurred in connection therewith shall be payable to the Secured Party on demand and shall be secured by the Collateral.

         (c) The powers conferred on the Secured Party hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Secured Party shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral.

         (d) Anything herein to the contrary notwithstanding (i) Debtor shall remain liable under all licenses, contracts and otherwise with respect to any of the Collateral to the extent set forth therein to perform all of its obligations thereunder to the same extent as if this Agreement had not been executed, (ii) the exercise by the Secured Party of any of their rights hereunder shall not release Debtor from any of its obligations under any licenses, contracts or otherwise in respect of the Collateral, and (iii) the Secured Party shall not have any obligation or liability by reason of this Agreement under any licenses, contracts or with respect to any of the other Collateral, nor shall the Secured Party be obligated to perform any of the obligations or duties of Debtor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

         9. Miscellaneous. The Secured Party shall be deemed to have exercised reasonable care in the custody and preservation of any of the Collateral in its possession if it takes such action for that purpose as Debtor requests in writing, but failure of the Secured Party to comply with any such request shall not of itself be deemed a failure to exercise reasonable care, and no failure of the Secured Party to preserve or protect any right with respect to such Collateral against prior parties, or to do any act with respect to the preservation of such Collateral not so requested by Debtor, shall be deemed of itself a failure to exercise reasonable care in the custody or preservation of such Collateral.

         Any notice provided pursuant to this Agreement shall be given in accordance with the notice provisions of the Merger Agreement.

         Debtor agrees to pay all expenses, including reasonable attorney's fees and charges paid or incurred by the Secured Party in endeavoring to collect the Obligations, or any part thereof, and in enforcing this Agreement against Debtor, and such obligations will themselves be Obligations.

         No delay on the part of the Secured Party in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by the Secured Party of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy.

         This Agreement shall remain in full force and effect until the Obligations are paid in full in cash or converted in full pursuant to the terms of the Promissory Note. If at any time all or any part of any payment theretofore applied by the Secured Party to any of the Obligations is or must be rescinded or returned by the Secured Party for any reason whatsoever (including the insolvency, bankruptcy or reorganization of Debtor), such Obligations shall, for the purposes of this Agreement, to the extent that such payment is or must be rescinded or returned, be deemed to have continued in existence, notwithstanding such application by the Secured Party, and this Agreement shall continue to be effective or be reinstated, as the case may be, as to such Obligations, all as though such application by the Secured Party had not been made.

         This Agreement shall be construed in accordance with and governed by the laws of the State of Delaware applicable to contracts made and to be performed entirely within such State, subject, however, to the applicability of the UCC of any jurisdiction in which any Collateral may be located at any given time if required under the UCC. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

         The rights and remedies of, and the privileges and actions permitted to be taken hereunder by, the Secured Party may only be undertaken with the unanimous consent of the Secured Party, and no individual Secured Party may exercise any such right or remedy or undertake any such privilege or action without the express consent of the other Secured Party hereunder.

         The rights and privileges of the Secured Party hereunder shall inure to the benefit of its successors and assigns.

         This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement. Debtor represents and warrants to the Secured Party that the representations and warranties made by Debtor herein are true and correct.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK;
                             SIGNATURE PAGE FOLLOWS]

         IN WITNESS WHEREOF, this Agreement has been duly executed as of the day and year first written above.

                     DEBTOR:

                     RCG COMPANIES INCORPORATED

                     By:
                        --------------------------------------------------
                     Name:
                          ------------------------------------------------
                     Title:
                           -----------------------------------------------


                     SECURED PARTY:

                     [TERRA NETWORKS ASOCIADAS, S.L.]

                     By:
                        --------------------------------------------------
                     Name:
                          ------------------------------------------------
                     Title:
                           -----------------------------------------------

                     [AMADEUS AMERICAS, INC. f/k/a AMADEUS NMC HOLDING, INC.]

                     By:
                        --------------------------------------------------
                     Name:
                          ------------------------------------------------
                     Title:
                           -----------------------------------------------

                     [AVANTI MANAGEMENT, INC.]

                     By:
                        --------------------------------------------------
                     Name:
                          ------------------------------------------------
                     Title:
                           -----------------------------------------------

                     [LIBRA SECURITIES, LLC]


                     By:
                        --------------------------------------------------
                     Name:
                          ------------------------------------------------
                     Title:
                           -----------------------------------------------

                                   SCHEDULE 3

                              FINANCING STATEMENTS
                              --------------------


None.